UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2014

XCERRA CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Massachusetts	001-10761	04-2594045
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

825 University Avenue Norwood, Massachusetts	02062
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 461-1000

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01.	Other Events.

On September 12, 2014, Xcerra Corporation (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with the several underwriters named in the Underwriting Agreement (the “Underwriters”) for which Stifel Nicolaus & Company, Incorporated and Craig-Hallum Capital Group LLC are acting as representatives, relating to the underwritten public offering of 4,682,927 shares (the “Shares”) of the Company’s common stock, $0.05 par value per share (the “Offering”). All of the Shares are being sold by the Company. The price to the public is $10.25 per share, and the Underwriters have agreed to purchase the Shares from the Company pursuant to the Underwriting Agreement at a price of $9.7375 per share. Under the terms of the Underwriting Agreement, the Company granted the Underwriters a 30-day option to purchase up to an additional 702,439 shares of common stock to cover over-allotments, if any.

The Offering is being made pursuant to a shelf registration statement the Company filed with the Securities and Exchange Commission that was declared effective on June 12, 2014 (Registration No. 333-195033). A prospectus supplement relating to the offering has been filed by the Company with the Securities and Exchange Commission. The closing of the Offering is expected to take place on or about September 17, 2014, subject to the satisfaction of customary closing conditions. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.

The legal opinion and consent of Wilmer Cutler Pickering Hale and Dorr LLP relating to the Shares is filed as Exhibit 5.1 to this Current Report.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

See Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 12, 2014

XCERRA CORPORATION

By:	/s/ Mark J. Gallenberger
Mark J. Gallenberger
Senior Vice President, Chief Operating Officer, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement dated September 12, 2014 by and between the Company and Stifel Nicolaus & Company, Incorporated and Craig-Hallum Capital Group LLC as representatives of the several underwriters named therein

5.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP

23.1	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (included in the opinion filed as Exhibit 5.1)

99.1	Press Release entitled “Xcerra Corporation Announces Pricing of Public Offering of Common Stock” issued by the Company on September 12, 2014